UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 1, 2009

VORTEX RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA 90210
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (310) 461-3559

Copies to:
Stephen Fleming, Esq.
110 Wall Street
11th Floor
New York, NY  10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2009, Darren C. Dunckel resigned as a director of the Company, effective immediately in order to pursue other oppurtunities.  There was no disagreement or dispute between Mr. Dunckel and the Company which led to his resignation.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORTEX RESOURCES CORP.

Date: April 8, 2009	By:	/s/ Robin Gorelick
Robin Gorelick
Secretary